Exhibit 10.1

 STANDARD SUBLEASE  (Short-form to be used with post 1995 AIR leases)  (NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS  WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE THE "STANDARD SUBLEASE--MULTI-TENANT" FORM)  1.  Basic Provisions ("Basic Provisions").  1.1  Parties: This Sublease ("Sublease"), dated for reference purposes only April  25, 2017  ,  is made by and between NantMobile, LLC.  ("Sublessor") and  Support.com, Inc.  ("Sublessee"),  (collectively the "Parties", or individually a "Party").  1.2 Premises: That certain real property, including all improvements therein, and commonly known by the streetaddress of 1200 Crossman Avenue, Sunnyvale  located in the County of Santa Clara  , State of California  and generally described as (describe briefly the nature of the property) Suite  210-240 consisting of  approximately 6,283 RSF  ("Premises").  1.3  Term: 0  years and 11  months commencing May 1, 2017  ("Commencement Date")  and ending March 31, 2018  ("Expiration Date").  1.4  Early Possession: If the Premises are available Sublessee may have non-exclusive possession of the Premises  commencing April 29, 2017  ("Early Possession Date").  1.5  Base Rent: $ 6,911.30  per month ("Base Rent"),  payable on the First  day of each month commencing  May 1, 2017   If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.  1.6  Base Rent and Other Monies Paid Upon Execution:  (a)  Base Rent: $ 6,911.30  for the period  (b)  Security Deposit: $6,911.30  ("Security Deposit").  (c)  Association Fees: $N/A  for the period  (d)  Other: $N/A  for  (e)  Total Due Upon Execution of this Lease: $13,822.60  1.7  Agreed Use: The Premises shall be used and occupied only for software development and any  other similar legal use.  and for no other purposes.  1.8  Real Estate Brokers:  (a) Representation: The following real estate brokers ( the "Brokers") and brokerage relationships exist in this  transaction (check applicable boxes):   Cushman & Wakefield  represents Sublessor exclusively ("Sublessor's Broker");   Avison Young  represents Sublessee exclusively ("Sublessee's Broker"); or    represents both Sublessor and Sublessee ("Dual Agency").  (b) Payment to Brokers: Upon execution and delivery of this Sublease by both Parties, Subessor shall pay to the Brokers the  brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of - or 7 % of the total Base Rent. To be split4% to Avison Young and 3% to Cushman & Wakefield) for the brokerage services rendered by the Brokers.  1.9 Guarantor. The obligations of the Sublessee under this Sublease shall be guaranteed by N/A  (”Guarantor“).  1.10 Attachments. Attached hereto are the following, all of which constitute a part of this Sublease:   an Addendum consisting of Paragraphs  14  through  17  ;   a plot plan depicting the Premises; a Work Letter;   a copy of the master lease and any and all amendments to such lease (collectively the "Master Lease");  PAGE 1 OF 6  _________INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

  other (specify):  2.  Premises.  2.1  Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the  Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While theapproximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, theBase Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to bedifferent. Note: Sublessee is advised to verify the actual size prior to executing this Sublease.  2.2 Condition. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on theCommencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and warrants that the existing electrical,plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Sublessor isobligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in goodoperating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems orelements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respectto such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth withspecificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warrantyperiods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. IfSublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance,malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.  2.3 Compliance. Sublessor warrants that any improvements, alterations or utility installations made or installed by or onbehalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes,regulations and ordinances ("Applicable Requirements") in effect on the date that they were made or installed. Sublessor makes nowarranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans withDisabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or notthe zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that pastuses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except asotherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of suchnon-compliance, rectify the same.  2.4 Acknowledgements. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measurethe Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of thePremises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, andcompliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use,  (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibilitytherefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premisesmade by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease thePremises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or writtenrepresentations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessoracknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor theSublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/orsuitability of all proposed tenants.  2.5  Americans with Disabilities Act. In the event that as a result of Sublessee's use, or intended use, of the Premises  the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to  the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall  be made at:  Sublessor's expense  Sublessee's expense.  3.  Possession.  3.1  Early Possession. Any provision herein granting Sublessee Early Possession of the Premises is subject to and  conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possessiononly conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to theCommencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of thisSublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real PropertyTaxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such EarlyPossession shall not affect the Expiration Date.  3.2 Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possessionof the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rightsand obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3of this Sublease).  3.3 Sublessee Compliance. Sublessor shall not be required to tender possession of the Premises to Sublessee untilSublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall berequired to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent,notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee isrequired to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may electto withhold possession until such conditions are satisfied.  PAGE 2 OF 6  _________INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

 4.  Rent and Other Charges.  4.1  Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the  Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at theaddress stated herein or to such other persons or at such other places as Sublessor may designate in writing.  4.2 Utilities. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities andservices supplied to the Premises, together with any taxes thereon. Per Addendum.  5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth inParagraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).  6.  Master Lease.  6.1  Sublessor is the lessee of the Premises by virtue of the "Master Lease", wherein Joe Elek DBA Jo-El  Associates  is the lessor, hereinafter the "Master Lessor".  6.2  This Sublease is and shall be at all times subject and subordinate to the Master Lease.  6.3  The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease  shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradictedby this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposesof this Sublease, wherever in the Master Lease the word ”Lessor“ is used it shall be deemed to mean the Sublessor herein andwherever in the Master Lease the word ”Lessee“ is used it shall be deemed to mean the Sublessee herein.  6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to thetermination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit ofSublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphswhich are excluded therefrom: 1.3,1.4, 1.5, 1.6, 1.7, 1.10, Addendum to Master Lease, Amendmentdated March 9, 2016 (except that the reference therein to the term extending through March31, 2018 applies)  6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the"Sublessee's Assumed Obligations". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafterreferred to as the "Sublessor's Remaining Obligations".  6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands,including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.  6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to anyearlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's RemainingObligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out ofSublessor's failure to comply with or perform Sublessor's Remaining Obligations.  6.8  Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the  part of any Party to the Master Lease.  7.  Assignment of Sublease and Default.  7.1  Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to  the provisions of Paragraph 8.2 hereof.  7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor'sObligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, ifSublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive andcollect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collectedby Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, byreason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable toSublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.  7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the MasterLessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor theRent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any suchstatement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right toinquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessorshall have no right or claim against Sublessee for any such Rent so paid by Sublessee.  7.4  No changes or modifications shall be made to this Sublease without the consent of Master Lessor.  8.  Consent of Master Lessor.  8.1  In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by  Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Subleasethereby giving its consent to this Subletting.  8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties thenneither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantorssign this Sublease thereby giving their consent to this Sublease.  8.3 In the event that Master Lessor does give such consent then:  PAGE 3 OF 6  _________  INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

 (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay  the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.  (b)  The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease  shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.  (c)  The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.  (d)  In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly  against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting MasterLessor's remedies against any other person or entity liable thereon to Master Lessor.  (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this  Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease andwithout obtaining their consent and such action shall not relieve such persons from liability.  (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at  its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shallundertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Subleasebut Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor beliable for any other Defaults of the Sublessor under the Sublease.  (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this  Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor inthe Master Lease (see Paragraph 39.2 of the Master Lease).  8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitutetheir consent to the terms of this Sublease.  8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under theMaster Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.  8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor,Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Defaultof Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of defaultgiven to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from andagainst Sublessor.  9.  Additional Brokers Commissions.  9.1  Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or  any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase thePremises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessorshall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as aSublessor, lessor or seller.  9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise anyoption or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or rightsubstantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease orpurchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuringcause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, orany adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shallpay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement.  9.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option toextend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.  9.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, byaccepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor underthis Paragraph 9. Broker shall be deemed to be a third-party beneficiary of this paragraph 9.  10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it hashad no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that noone other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor doeach hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or chargeswhich may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of theindemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.  11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort,contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appealthereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit,whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, withoutlimitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise,settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not becomputed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Inaddition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Defaultand consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or  PAGE 4 OF 6  _________INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

 resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).  12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties withrespect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its owninvestigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use,nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default orbreach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation,execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification heretoshall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoinglimitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.  13.  Accessibility; Americans with Disabilities Act.  (a)  The Premises:   Have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspectthe subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibilitystandards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial propertyowner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy orpotential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangementsfor the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairsnecessary to correct violations of construction-related accessibility standards within the premises.   Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicableconstruction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received acopy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential. Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet allapplicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that itreceived a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidentialexcept as necessary to complete repairs and corrections of violations of construction related accessibility standards.  In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disabilityaccess inspection certificate to Lessee within 7 days of the execution of this Lease.  (b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility  statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or notthe Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications oradditions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any suchnecessary modifications and/or additions at Lessee's expense.  ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATEASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAXCONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:  1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.  2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAIDINVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES,THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATINGSYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.  WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OFTHE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY ISLOCATED  PAGE 5 OF 6  _________INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

 Executed at:  Executed at:  On:  On:  By Sublessee:  Support.com, Inc.  By:  Name Printed:  Rick Bloom  Title:  CEO  By:  By:  Name Printed:  Name Printed:  Title:  Title:  Address:  Address:  Telephone:(  )  Telephone:(  )  Facsimile:(  )  Facsimile:(  )  Email:  Email:  Email:  Email:  Federal ID No.  Federal ID No.  BROKER:  BROKER:  Avison Young  Cushman & Wakefield  Attn:  Attn:  Title:  Title:  Address:  Address:  Telephone:(  )  Telephone:(  )  Facsimile:(  )  Facsimile:(  )  Email:  Email:  Federal ID No.  Federal ID No.  Broker/Agent BRE License #:  Broker/Agent BRE License #:  Consent to the above Sublease is hereby given.  Executed at:  Executed at:  On:  On:  By Master Lessor: By Guarantor(s):  By:  Name Printed:Address:  By:  Name Printed:Title:  By:  Name Printed:  By:  Address:  Name Printed:  Title:  Address:  Telephone:(  )  Facsimile:(  )  Email:  Federal ID No.  NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203.  Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.  ©Copyright 1997 By AIR Commercial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.  PAGE 6 OF 6  _________INITIALS  ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION  FORM SBS-8-12/16E

 ADDENDUM NUMBER 1  To AIR Commercial Real Estate Association Standard Sublease Short Form  PREMISES:  1200 Crossman Avenue, Suite 210-240, Sunnyvale, California  SUBLESSOR:  NantMobile, LLC  SUBLESSEE:  Support.com, Inc.  EFFECTIVE DATE: May 1, 2017  In the event of any inconsistency between this Addendum and the Sublease, the terms of thisAddendum hereto shall control. In the event of any conflict between the Sublease and theMaster Lease, the Sublease shall control as between Sublessor and Sublessee.  14.  Tenant  Sublessor, at Sublessor’s sole cost and expense, shall remove  Improvements.  all furniture items and contents not specified in writing as  “Furniture and Items to Remain” in Schedule 1, prior to FridayApril 28, 2017 at 11:59 PM PST. Any and all furniture anditems that remain in the Premises as of the CommencementDate shall become the property of the Sublessee pursuant tothe Furniture Letter Agreement dated of even date herewithand attached in Schedule 1 to Addendum. In return, Sublesseeshall pay Sublessor $1.00, the receipt and acceptance of whichis hereby acknowledged by the Sublessor. At the expiration orearlier termination of the Sublease, Sublessee shall be solelyobligated to remove, at Sublessee’s sole cost, all such furnitureand items that remain in the Premises as of theCommencement Date. In the event Sublessee fails to removesuch furniture and items, Sublessor shall have the right to do soat Subtenant’s cost (which costs may be deducted from theSecurity Deposit).  15.  Utilities &  Notwithstanding anything in the Master Lease or Sublease to  Operating  the contrary, Sublessor and Sublessee agree that the Base  Expenses  Rent payable by Sublessee is inclusive of all Operating  Expenses, management fees and utilities otherwise payable bySublessee hereunder, with the sole exception that Sublesseeshall pay for all of the following charges in addition to BaseRent: Sublessee’s monthly PG&E charges, janitorial servicessupplied to the Premises, the payment of the Building’s monthlyinternet fees of $400.00 per month, the cost of any othertelecommunications or data communication services requiredby Sublessee, the cost of any repairs required due to damagecaused to the Premises or the Building caused by Sublessee orany of its employees, agents or invitees and any otheradditional services requested or desired by Sublessee forSublessee’s use of the Premises. On or beforeCommencement Date, Sublessee shall transfer the current  1

 PG&E bill to its name and shall be solely responsible for all  charges from the Commencement Date through the expirationof the Sublease. In addition, Sublessee shall be solelyresponsible for obtaining janitorial services for the Premises, atits sole cost (and shall comply with maintain the Premises inthe condition required under the Master Lease).  16.  Condition and  Notwithstanding anything in the Master Lease or Sublease to  Compliance  the contrary, Sublessee shall not be responsible for any  damages, defaults, non-compliance of any Applicable  Requirements occurring or arising prior to the CommencementDate. For the avoidance of doubt, Sublessee’s AssumedObligations shall not include any obligation, requirement or costarising prior to the Commencement Date. Sublessee acceptsthe Premises “as is” and shall restore the Premises to thecondition received by Sublessee on the Commencement Date.  17.  Sublessee and  Sublessee recognizes and agrees that Sublessor is not in a  Sublessor  position to render any of the services to be provided by Master  Obligations  Lessor under the terms of the Master Lease. Therefore,  notwithstanding anything to the contrary contained in this  Sublease, Sublessee agrees that performance by Sublessor ofits obligations hereunder are conditional upon due performanceby Master Lessor of its corresponding obligations under theMaster Lease and Sublessor shall not be liable to Sublesseefor any default of Master Lessor under the Master Lease. Asbetween Sublessor and Sublessee, in the event of any conflictbetween any of the terms and conditions of the Master Leaseand this Sublease, this Sublease shall prevail and control.Further, Subleseee hereby expressly acknowledges that anyservices, including, without limitation, janitorial services,building services, access and repair and maintenance that arerequired to be provided by “Lessor” under the Lease shall beprovided by Master Lessor (and not Sublessor) and Sublessorshall have no obligation to provide any such services toSublessee and/or the Sublease Premises.  [signatures on next page]  2

 Sublessor:  Sublessee:  NantMobile, LLC  Support.com, Inc.  By:  ____  Name:  Rick Bloom  _______  Its:  CEO  _______  3

 SCHEDULE 1  Furniture and Items to Remain and  Furniture Letter Agreement  1.  Furniture and ltems to Remain  Those items mutually agreed upon and identified with blue moving stickers at the Premises.The Parties agree that identifying the items to remain is being performed mutually betweenthem, and given the small number of items to remain, such items will not be an impediment tocommencing the Sublease and Sublessee taking occupancy as contemplated therein.  2. Furniture Letter Agreement  (attached)  4

 NANTMOBILE, LLC9920 JEFFERSON BLVD.CULVER CITY, CA 90232  April 28, 2017  Support.com, Inc.  Re: Furniture Letter Agreement  Dear Sir/Madam:  Support.com, Inc. (the “Sublessee”) and NantMobile, LLC (the “Sublessor”) entered into a sublease  agreement (the “Sublease”) as of the date hereof for that certain premises commonly known as Suite210 - 240 consisting of approximately 6,283 rentable square feet located at 1200 Crossman Ave.,Sunnyvale, CA (the “Premises”).  In connection therewith, upon execution of the Sublease and for good and valuable consideration of onedollar ($1.00), the receipt of which is hereby acknowledged by Sublessor, the Sublessor does herebybargain, sell, assign, transfer and set over to Sublessee all furniture and any other personal propertyitems located in the Premises as of the commencement date of the Sublease (“Transferred Properties”).With respect to the Transferred Properties, Sublessor makes no representations or warranties of anykind or nature whatsoever, express or implied, including without limitation, as to any warranty ofmerchantability or fitness for a particular purpose, any and all such warranties being hereby expresslydisclaimed. Sublessee hereby accepts the Transferred Properties in “AS IS, WHERE IS” condition and“WITH ALL FAULTS.”  Upon expiration or termination of the Sublease, Sublessee agrees to remove, at its sole cost, allTransferred Properties out of the Premises on or prior to the expiration date.  [REST OF THE PAGE INTENTIONALLY LEFT BLANK]  5

 This letter agreement may be executed in one or more counterparts, each of which shall be deemed anoriginal but which together shall constitute one and the same instrument. This letter agreement and theSublease contain the entire understanding of the parties hereto with respect to the subject matterhereof, and no prior or other written or oral agreement or undertaking pertaining to any such mattershall be effective for any purpose. This letter agreement may not be modified, nor may any right orobligation hereunder be waived orally, and no such amendment or modification shall be effective forany purpose unless it is in writing and signed by both parties.  AGREED AND ACCEPTED,  SUBLESSEE:  Suppport.com, Inc.  __  Name: Rick Bloom  Title: CEO  6

STANDARD SUBLEASE (Short-form to be used with post 1995 AIR leases) (NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE THE "STANDARD SUBLEASE--MULTI-TENANT" FORM) 1. Basic Provisions ("Basic Provisions"). 1.1 Parties: This Sublease ("Sublease"), dated for reference purposes only April 25, 2017 , is made by and between NantMobile, LLC. ("Sublessor") and Support.com, Inc. ("Sublessee"), (collectively the "Parties", or individually a "Party"). 1.2 Premises: That certain real property, including all improvements therein, and commonly known by the street address of 1200 Crossman Avenue, Sunnyvale located in the County of Santa Clara , State of California and generally described as (describe briefly the nature of the property) Suite 210-240 consisting of approximately 6,283 RSF ("Premises"). 1.3 Term: 0 years and 11 months commencing May 1, 2017 ("Commencement Date") and ending March 31, 2018 ("Expiration Date"). 1.4 Early Possession: If the Premises are available Sublessee may have non-exclusive possession of the Premises commencing April 29, 2017 ("Early Possession Date"). 1.5 Base Rent: $ 6,911.30 per month ("Base Rent"), payable on the First day of each month commencing May 1, 2017   If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. 1.6 Base Rent and Other Monies Paid Upon Execution: (a) Base Rent: $ 6,911.30 for the period . (b) Security Deposit: $6,911.30 ("Security Deposit"). (c) Association Fees: $N/A for the period (d) Other: $N/A for . (e) Total Due Upon Execution of this Lease: $13,822.60 1.7 Agreed Use: The Premises shall be used and occupied only for software development and any other similar legal use. and for no other purposes. 1.8 Real Estate Brokers: (a) Representation: The following real estate brokers ( the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):   Cushman & Wakefield represents Sublessor exclusively ("Sublessor's Broker");   Avison Young represents Sublessee exclusively ("Sublessee's Broker"); or   represents both Sublessor and Sublessee ("Dual Agency"). (b) Payment to Brokers: Upon execution and delivery of this Sublease by both Parties, Subessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of - or 7 % of the total Base Rent. To be split 4% to Avison Young and 3% to Cushman & Wakefield) for the brokerage services rendered by the Brokers. 1.9 Guarantor. The obligations of the Sublessee under this Sublease shall be guaranteed by N/A (”Guarantor“). 1.10 Attachments. Attached hereto are the following, all of which constitute a part of this Sublease:   an Addendum consisting of Paragraphs 14 through 17 ;   a plot plan depicting the Premises;   a Work Letter;   a copy of the master lease and any and all amendments to such lease (collectively the "Master Lease");  PAGE 1 OF 6   INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E   other (specify): . 2. Premises. 2.1 Letting. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Sublessee is advised to verify the actual size prior to executing this Sublease. 2.2 Condition. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense. 2.3 Compliance. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. 2.4 Acknowledgements. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants. 2.5 Americans with Disabilities Act. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at:   Sublessor's expense   Sublessee's expense. 3. Possession. 3.1 Early Possession. Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date. 3.2 Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease). 3.3 Sublessee Compliance. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.  PAGE 2 OF 6   INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E 4. Rent and Other Charges. 4.1 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. 4.2 Utilities. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Per Addendum. 5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease). 6. Master Lease. 6.1 Sublessor is the lessee of the Premises by virtue of the "Master Lease", wherein Joe Elek DBA Jo-El Associates is the lessor, hereinafter the "Master Lessor". 6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease. 6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word ”Lessor“ is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word ”Lessee“ is used it shall be deemed to mean the Sublessee herein. 6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: 1.3, 1.4, 1.5, 1.6, 1.7, 1.10, Addendum to Master Lease, Amendment dated March 9, 2016 (except that the reference therein to the term extending through March 31, 2018 applies) . 6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations". 6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations. 6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations. 6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease. 7. Assignment of Sublease and Default. 7.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof. 7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations. 7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee. 7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor. 8. Consent of Master Lessor. 8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting. 8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease. 8.3 In the event that Master Lessor does give such consent then:  PAGE 3 OF 6    INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease. (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease. (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment. (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor. (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability. (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease. (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease). 8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease. 8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect. 8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor. 9. Additional Brokers Commissions. 9.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller. 9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement. 9.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow. 9.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third-party beneficiary of this paragraph 9. 10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto. 11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or  PAGE 4 OF 6   INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation). 12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. 13. Accessibility; Americans with Disabilities Act. (a) The Premises:   Have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.   Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.   Have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards. In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease. (b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense. ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO: 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE. 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE. WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED _  PAGE 5 OF 6   INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E Executed at: On: Executed at: On: By Sublessor: By Sublessee: NantMobile, LLC. By: Name Printed: Title: By: Name Printed: Title: Address: Telephone:( ) Facsimile:( ) Email: Email: Federal ID No. Support.com, Inc. By: Name Printed: Title: By: Name Printed: Title: Address: Telephone:( ) Facsimile:( ) Email: Email: Federal ID No. BROKER: BROKER: Avison Young Attn: Title: Address: Telephone:( ) Facsimile:( ) Email: Federal ID No. Broker/Agent BRE License #: Cushman & Wakefield Attn: Title: Address: Telephone:( ) Facsimile:( ) Email: Federal ID No. Broker/Agent BRE License #: Consent to the above Sublease is hereby given. Executed at: On: Executed at: On: By Master Lessor: By Guarantor(s): By: Name Printed: Title: By: Name Printed: Title: Address: Telephone:( ) Facsimile:( ) Email: Federal ID No. By: Name Printed: Address: By: Name Printed: Address: NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616. ©Copyright 1997 By AIR Commercial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.  PAGE 6 OF 6   INITIALS INITIALS ©1997 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM SBS-8-12/16E   1 ADDENDUM NUMBER 1 To AIR Commercial Real Estate Association Standard Sublease Short Form PREMISES: 1200 Crossman Avenue, Suite 210-240, Sunnyvale, California SUBLESSOR: NantMobile, LLC SUBLESSEE: Support.com, Inc. EFFECTIVE DATE: May 1, 2017 In the event of any inconsistency between this Addendum and the Sublease, the terms of this Addendum hereto shall control. In the event of any conflict between the Sublease and the Master Lease, the Sublease shall control as between Sublessor and Sublessee. 14. Tenant Improvements. Sublessor, at Sublessor’s sole cost and expense, shall remove all furniture items and contents not specified in writing as “Furniture and Items to Remain” in Schedule 1, prior to Friday April 28, 2017 at 11:59 PM PST. Any and all furniture and items that remain in the Premises as of the Commencement Date shall become the property of the Sublessee pursuant to the Furniture Letter Agreement dated of even date herewith and attached in Schedule 1 to Addendum. In return, Sublessee shall pay Sublessor $1.00, the receipt and acceptance of which is hereby acknowledged by the Sublessor. At the expiration or earlier termination of the Sublease, Sublessee shall be solely obligated to remove, at Sublessee’s sole cost, all such furniture and items that remain in the Premises as of the Commencement Date. In the event Sublessee fails to remove such furniture and items, Sublessor shall have the right to do so at Subtenant’s cost (which costs may be deducted from the Security Deposit). 15. Utilities & Operating Expenses Notwithstanding anything in the Master Lease or Sublease to the contrary, Sublessor and Sublessee agree that the Base Rent payable by Sublessee is inclusive of all Operating Expenses, management fees and utilities otherwise payable by Sublessee hereunder, with the sole exception that Sublessee shall pay for all of the following charges in addition to Base Rent: Sublessee’s monthly PG&E charges, janitorial services supplied to the Premises, the payment of the Building’s monthly internet fees of $400.00 per month, the cost of any other telecommunications or data communication services required by Sublessee, the cost of any repairs required due to damage caused to the Premises or the Building caused by Sublessee or any of its employees, agents or invitees and any other additional services requested or desired by Sublessee for Sublessee’s use of the Premises. On or before Commencement Date, Sublessee shall transfer the current 2 PG&E bill to its name and shall be solely responsible for all charges from the Commencement Date through the expiration of the Sublease. In addition, Sublessee shall be solely responsible for obtaining janitorial services for the Premises, at its sole cost (and shall comply with maintain the Premises in the condition required under the Master Lease). 16. Condition and Compliance Notwithstanding anything in the Master Lease or Sublease to the contrary, Sublessee shall not be responsible for any damages, defaults, non-compliance of any Applicable Requirements occurring or arising prior to the Commencement Date. For the avoidance of doubt, Sublessee’s Assumed Obligations shall not include any obligation, requirement or cost arising prior to the Commencement Date. Sublessee accepts the Premises “as is” and shall restore the Premises to the condition received by Sublessee on the Commencement Date. 17. Sublessee and Sublessor Obligations Sublessee recognizes and agrees that Sublessor is not in a position to render any of the services to be provided by Master Lessor under the terms of the Master Lease. Therefore, notwithstanding anything to the contrary contained in this Sublease, Sublessee agrees that performance by Sublessor of its obligations hereunder are conditional upon due performance by Master Lessor of its corresponding obligations under the Master Lease and Sublessor shall not be liable to Sublessee for any default of Master Lessor under the Master Lease. As between Sublessor and Sublessee, in the event of any conflict between any of the terms and conditions of the Master Lease and this Sublease, this Sublease shall prevail and control. Further, Subleseee hereby expressly acknowledges that any services, including, without limitation, janitorial services, building services, access and repair and maintenance that are required to be provided by “Lessor” under the Lease shall be provided by Master Lessor (and not Sublessor) and Sublessor shall have no obligation to provide any such services to Sublessee and/or the Sublease Premises. [signatures on next page] 3 Sublessor: Sublessee: NantMobile, LLC Support.com, Inc. By:  _ By:   Name: _ Name:   Its: Its:   4 SCHEDULE 1 Furniture and Items to Remain and Furniture Letter Agreement 1. Furniture and ltems to Remain Those items mutually agreed upon and identified with blue moving stickers at the Premises. The Parties agree that identifying the items to remain is being performed mutually between them, and given the small number of items to remain, such items will not be an impediment to commencing the Sublease and Sublessee taking occupancy as contemplated therein. 2. Furniture Letter Agreement (attached) 5 NANTMOBILE, LLC 9920 JEFFERSON BLVD. CULVER CITY, CA 90232 April 28, 2017 Support.com, Inc. Re: Furniture Letter Agreement Dear Sir/Madam: Support.com, Inc. (the “Sublessee”) and NantMobile, LLC (the “Sublessor”) entered into a sublease agreement (the “Sublease”) as of the date hereof for that certain premises commonly known as Suite 210 – 240 consisting of approximately 6,283 rentable square feet located at 1200 Crossman Ave., Sunnyvale, CA (the “Premises”). In connection therewith, upon execution of the Sublease and for good and valuable consideration of one dollar ($1.00), the receipt of which is hereby acknowledged by Sublessor, the Sublessor does hereby bargain, sell, assign, transfer and set over to Sublessee all furniture and any other personal property items located in the Premises as of the commencement date of the Sublease (“Transferred Properties”). With respect to the Transferred Properties, Sublessor makes no representations or warranties of any kind or nature whatsoever, express or implied, including without limitation, as to any warranty of merchantability or fitness for a particular purpose, any and all such warranties being hereby expressly disclaimed. Sublessee hereby accepts the Transferred Properties in “AS IS, WHERE IS” condition and “WITH ALL FAULTS.” Upon expiration or termination of the Sublease, Sublessee agrees to remove, at its sole cost, all Transferred Properties out of the Premises on or prior to the expiration date. [REST OF THE PAGE INTENTIONALLY LEFT BLANK] 6 This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. This letter agreement and the Sublease contain the entire understanding of the parties hereto with respect to the subject matter hereof, and no prior or other written or oral agreement or undertaking pertaining to any such matter shall be effective for any purpose. This letter agreement may not be modified, nor may any right or obligation hereunder be waived orally, and no such amendment or modification shall be effective for any purpose unless it is in writing and signed by both parties. SUBLESSOR: NantMobile, LLC _ _ Name: Title: AGREED AND ACCEPTED, SUBLESSEE: Suppport.com, Inc. _  Name: Title:   ppp , _